SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 22, 2002


                               Trenwick Group Ltd.
             (Exact Name of Registrant as Specified in its Charter)


Bermuda                              1-16089                 98-0232340
State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)


LOM Building, 27 Reid Street
Hamilton, HM 11, Bermuda                                     Not Applicable
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code (441) 292-4985



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. - Other Events

      On November 21, 2002 Trenwick Group Ltd. ("Trenwick"), and its subsidiaries Trenwick America Corporation, Trenwick Holdings Limited and LaSalle Re Holdings Limited, entered into an extension of the Forbearance Agreement, dated as of November 11, 2002 (the "Forbearance Agreement"), with certain lending institutions party to the Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000, and JP Morgan Chase Bank, as Administrative Agent. In the extension to the Forbearance Agreement, the letter of credit providers agreed to refrain from enforcing their rights or remedies under the Credit Agreement until December 6, 2002, or earlier if there is another default under the Credit Agreement or the Forbearance Agreement, a third party exercises any right of action against Trenwick for a debt in excess of $5,000,000 or other material obligation or Trenwick takes an action which the letter of credit providers reasonably consider to be materially adverse to their interests. Lloyd's also agreed to permit Trenwick to delay its funding for the 2003 year of account for a short time beyond November 22, 2002.

      On November 22, 2002, Trenwick issued a press release announcing the extension of the forbearance agreement. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

      On November 29, 2002, Trenwick issued a press release announcing the suspension of dividends and distributions payable on the outstanding Trenwick Series B Cumulative Convertible Perpetual Preferred Shares, LaSalle Re Holdings Limited Series A Preferred Shares and Trenwick Capital Trust I 8.82% Exchange Subordinated Capital Income Securities. The suspension of dividends and distributions payable on Trenwick's outstanding preferred securities was in accordance with the terms of Trenwick's current credit facility and forbearance agreement with its letter of credit providers. A copy of the press release is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1 Amendment to Forbearance Agreement, dated as of November 21, 2002, among Trenwick Group Ltd. and its subsidiaries Trenwick America Corporation, Trenwick Holdings Limited and LaSalle Re Holdings Limited, and certain lending institutions party to the Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000, and JP Morgan Chase Bank, as Administrative Agent.

99.2  Press release of Trenwick Group Ltd. issued November 22, 2002.

99.3  Press release of Trenwick Group Ltd. issued November 29, 2002.


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                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRENWICK GROUP LTD.


                                         By:  /s/ W. Marston Becker
                                            ------------------------------------
                                             W. Marston Becker
                                             Acting Chairman and
                                             Acting Chief Executive Officer


Dated: December 3, 2002


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                                  EXHIBIT INDEX


Exhibit            Description of Exhibit
-------            ----------------------

99.1 Amendment to Forbearance Agreement, dated as of November 21, 2002, among Trenwick Group Ltd. and its subsidiaries Trenwick America Corporation, Trenwick Holdings Limited and LaSalle Re Holdings Limited, and certain lending institutions party to the Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000, and JP Morgan Chase Bank, as Administrative Agent.

99.2     Press release of Trenwick Group Ltd. issued November 22, 2002.

99.3     Press release of Trenwick Group Ltd. issued November 29, 2002.